UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐  Soliciting Material Pursuant to §240.14a-12.

Commission File No. 001-33169

WIRELESS RONIN TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WIRELESS RONIN TECHNOLOGIES, INC.

Baker Technology Plaza

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

April 26, 2013

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of shareholders of Wireless Ronin Technologies, Inc., to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota 55402, on June 6, 2013, at 3:30 p.m. central time. Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Scott W. Koller President and Chief Executive Officer

WIRELESS RONIN TECHNOLOGIES, INC.

Baker Technology Plaza

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 6, 2013

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Wireless Ronin Technologies, Inc., a Minnesota corporation, will be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota 55402, on June 6, 2013, at 3:30 p.m. central time, or any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect five directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	To consider and vote upon a proposal to amend Article 3 of our Articles of Incorporation, as amended, to increase the number of shares of authorized common stock from 10,000,000 to 50,000,000;

3.	To consider and vote upon a proposal to amend our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 720,000 to 1,720,000;

4.	To consider and vote upon a proposal to amend our Amended and Restated 2006 Non-Employee Director Stock Option Plan to increase the total number of shares for which awards may be granted from 200,000 to 700,000;

5.	To consider and vote upon advisory approval of our executive compensation program;

6.	To consider and vote upon advisory approval of the frequency of shareholder votes on our executive compensation program;

7.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

8.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 12, 2013, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Scott N. Ross Senior Vice President, General Counsel and Secretary

Minnetonka, Minnesota

April 26, 2013

i

(continued)

ii

WIRELESS RONIN TECHNOLOGIES, INC.

Baker Technology Plaza

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 6, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of Wireless Ronin Technologies, Inc. and contains information relating to the annual meeting of our shareholders to be held on June 6, 2013, beginning at 3:30 p.m. central time, at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota 55402. This proxy statement and accompanying proxy card are being distributed on or about April 26, 2013.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on June 6, 2013

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this proxy statement, our 2012 Annual Report and any amendments or updates to these documents. Our proxy materials are available on the Internet to the general public at http://www.wirelessronin.com/page/1/Proxy-Materials.jsp.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will vote on the following items of business:

1.	The election of five directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	Approval of the amendment of Article 3 of our Articles of Incorporation, as amended, to increase the number of shares of authorized common stock from 10,000,000 to 50,000,000;

3.	Approval of an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 720,000 to 1,720,000;

4.	Approval of an amendment to our Amended and Restated 2006 Non-Employee Director Stock Option Plan to increase the total number of shares for which awards may be granted from 200,000 to 700,000;

5.	Advisory approval of our executive compensation program;

6.	Advisory approval of the frequency of shareholder votes on our executive compensation program; and

7.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm (“independent auditors”) for the year ending December 31, 2013.

Shareholders will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•	FOR election of each of the nominees for director (see Proposal No. 1);

•	FOR the amendment of Article 3 of our Articles of Incorporation, as amended, to increase the number of shares of authorized common stock from 10,000,000 to 50,000,000 (see Proposal No. 2);

•	FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 720,000 to 1,720,000 (see Proposal No. 3);

•

FOR the amendment to our Amended and Restated 2006 Non-Employee Director Stock Option Plan to increase the total number of shares for which awards may be granted from 200,000 to 700,000 (see Proposal No. 4); and

•	FOR advisory approval of our executive compensation program (see Proposal No. 5);

•	FOR advisory approval of every three years as the desired frequency with which our shareholders will be asked to approve our executive compensation program (see Proposal No. 6); and

•	FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2013 (see Proposal No. 7).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of April 12, 2013, the record date for the meeting, we had 5,894,120 shares of common stock outstanding and approximately 116 shareholders of record. Each share of our common stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee. Shareholders do not have the right to cumulate votes in the election of directors.

Does the way in which I hold my shares affect how I submit my vote?

Yes. Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holders or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 12,

2013, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 3:15 p.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our Corporate Secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Scott N. Ross, Senior Vice President, General Counsel and Secretary, or hand-delivered to Mr. Ross before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Proposal No. 1. Assuming the presence of a quorum, the five persons receiving the highest number of FOR votes will be elected as directors.

Proposal Nos. 2, 3, 4, 5 and 7. Assuming the presence of a quorum, approval of each of these proposals requires the affirmative vote of the greater of (1) a majority of the voting power of the shares present in person or by proxy and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholders’ meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast and will have the same effect as negative votes on each of these proposals.

Proposal No. 6. Assuming the presence of a quorum, the affirmative vote of the greater of (1) a majority of the voting power of the shares present in person or by proxy and entitled to vote, or (2) a majority of voting power of the shares entitled to vote that would constitute a quorum for the transaction of business at the shareholders’ meeting, will determine the frequency (every year, every other year or every three years) selected by shareholders for shareholder votes on our executive compensation program. Notwithstanding our board’s recommendation to hold advisory votes on executive compensation every three years, our board has determined that it will adopt the frequency selected by our shareholders and hold advisory votes on executive compensation on the frequency selected by our shareholders.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a proposal has been approved and, as to Proposal No. 6, will not be considered to have been voted in favor of a particular frequency.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

With respect to the first proposal, you may vote FOR each of the nominees, or your vote may be WITHHELD with respect to any or all of the nominees. With respect to each of the second, third, fourth, fifth and seventh proposals, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal. For the sixth proposal, you may vote EVERY YEAR, EVERY OTHER YEAR or EVERY THREE YEARS, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the nominees for director named in the proxy statement, FOR the amendment to Article 3 of our Articles of Incorporation, as amended, FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan, FOR the amendment to our Amended and Restated 2006 Non-Employee Director Stock Option Plan, FOR advisory approval of our executive compensation program, EVERY THREE YEARS on advisory approval of the desired frequency with which our shareholders will be asked to approve our executive compensation program, and FOR ratification of the appointment of independent auditors).

Who will count the proxy votes?

Votes will be counted by Scott N. Ross, our Senior Vice President, General Counsel and Secretary, who has been appointed to act as the inspector of election for the annual meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the proxy holders, Scott W. Koller or Darin P. McAreavey, or his nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders may vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and other employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Five persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that shareholders vote “FOR” the nominees listed below.

Name	Age	Principal Occupation	Position with Wireless Ronin	Director Since
Stephen F. Birke	59	Founder and President of Birch Tree International, LLC	Chairman of the Board	2008

Michael C. Howe	60	Principal of Howe Associates, Inc.	Director	2011

Scott W. Koller	51	President, Chief Executive Officer and Director of Wireless Ronin Technologies, Inc.	President, Chief Executive Officer and Director	2011

Kent O. Lillemoe	54	Independent Consultant	Director	2011

Howard P. Liszt	66	Senior Fellow at the University of Minnesota	Director	2011

Business Experience

Stephen F. Birke became our Chairman of the Board in January 2011. Mr. Birke joined our board of directors in July 2008 and served as our Interim Chief Executive Officer from September 2008 to December 2008. Mr. Birke served for 38 years at Target Corporation in various roles, most recently as Vice President and General Merchandise Manager until his retirement from Target in May 2008. From October 2009 to September 2010, Mr. Birke served as President and Chief Executive Officer of Lawrence Merchandising, a provider of retail merchandising services. Mr. Birke is also the founder and President of Birch Tree International, LLC, a retail/wholesale consulting company, which was organized in August 2008. Mr. Birke brings retail experience to our board, which is one of our key vertical market segments. He also brings strong leadership and organizational effectiveness to our board.

Michael C. Howe joined our board of directors in July 2011. Mr. Howe is the principal of Howe Associates, Inc., an angel investment and consulting organization assisting clients with growth opportunities, organizational effectiveness and enhancement in enterprise-wide innovation. Mr. Howe worked with our company as a consultant through Howe Associates, Inc. from December 2010 to June 2011 to perform a business planning and strategy project. Such entity also provided our company with certain software development consulting services. From June 2005 through June 2008, Mr. Howe was the President and Chief Executive Officer of MinuteClinic, Inc., a provider of convenient walk-in healthcare service. While at MinuteClinic, he designed and executed the company’s national expansion efforts, taking it from 19 health care clinics in 2 states to more than 525 health care clinics in 25 states, before the company was acquired by CVS Caremark Corporation in 2006. From 1995 to 2004, Mr. Howe served in various roles at Arby’s Inc., most recently as President and Chief Executive Officer from 1999 to 2004. Prior to 1995, Mr. Howe served in a variety of sales management positions at the KFC Division of YUM! Brands, Inc., Helene Curtis Industries, Inc. and Proctor and Gamble. Mr. Howe brings angel investing, corporate consulting and public company chief executive officer experience to our board.

Scott W. Koller became our President and Chief Executive Officer in January 2011 and was elected to our board in March 2011. Mr. Koller served as our President and Chief Operating Officer from May 2010 to December 2010 and as our Executive Vice President and Chief Operating Officer from March 2009 until May 2010. Mr. Koller joined our company in November 2004. He served as our Senior Vice President of Sales and Marketing from November 2004 through January 2007, our Executive Vice President of Sales and Marketing from February 2007 through October 2008, and our Executive Vice President of Sales and Project Management from October 2008 through March 2009. From December 2003 to November 2004, Mr. Koller served as Vice President of Sales and Marketing for Rollouts Incorporated, a provider of field services for large-scale implementations. From August 1998 to November 2003, Mr. Koller served in various roles with Walchem Corporation, a manufacturer of metering pumps and analytical controllers, including the last three years as Vice President of Sales and Marketing. Mr. Koller served in the U.S. Naval Nuclear Power Program from 1985 to 1992. As our President and Chief Executive Officer, Mr. Koller brings management’s perspective to our board.

Kent O. Lillemoe joined our board of directors in August 2011. Mr. Lillemoe currently advises several early-stage, emerging growth companies as an independent consultant or board member. Mr. Lillemoe served as Chief Financial Officer of MinuteClinic, Inc., a health services provider and a subsidiary of CVS Caremark, from January 2006 to April 2009. Prior to MinuteClinic, Mr. Lillemoe was Chief Financial Officer of Envoy Medical Corporation, a medical device company, from January 2003 to November 2005; Chief Operating Officer of Avanti Optics Corp., an early stage technology company, from June 2000 until January 2003; Chief Financial Officer of Fargo Electronics, Inc., a publicly-held technology company, from March 1998 to June 2000; and Chief Financial Officer of CyberOptics Corporation, also a publicly-held technology company, from September 1985 to September 1996. Mr. Lillemoe serves as a director or AEI Core Property Income Trust, Inc. a real estate investment trust, since August 2011 where he is also the Chairman of the Audit Committee. He also served as a director of Fargo Electronics, Inc. beginning in July 2000, including as Chairman of the Audit Committee starting in September 2003, until it was acquired in August 2006. Mr. Lillemoe brings early stage company experience and public company chief financial officer experience to our board.

Howard P. Liszt joined our board of directors in August 2011. Mr. Liszt is a senior fellow at the University of Minnesota, where he leads a number of education initiatives for students interested in strategic communications careers. From 1994 until his retirement in 2000, Mr. Liszt was Chief Executive Officer of Campbell Mithun, Inc., a national marketing communications agency he joined in 1976. He also serves on the Board of Directors – Advisory Board of Land O’ Lakes, Inc., a national food and agricultural cooperative (since 2006), the Board of Advisors of Kalypso, a consulting firm (since November 2010), the Board of Directors of Eggland’s Best, Inc., a leading national marketer of specialty branded eggs (since 2012), and as Chairman of OCO Holdings, Inc., a communications service company (since 2009). He previously served as a director of Restore Medical, Inc., a publicly-held medical device company, from May 2006 until its acquisition by Medtronic, Inc. in July 2008; Zomax Inc., a publicly-held company which provided outsourced supply chain management services, from 1996 until its acquisition in October 2006; Ocular Sciences, Inc., a manufacturer and marketer of specialty healthcare products, from 2001 until its acquisition in 2004; and Shuffle Master, Inc., a publicly-held gaming supply company, from 2000 to 2003. Mr. Liszt brings corporate communications experience and advertising experience to our board.

OUR BOARD OF DIRECTORS AND COMMITTEES

Board Overview

Our board of directors represents the interests of our shareholders as a whole and is responsible for directing the management of our business and affairs, as provided by Minnesota law. The board of directors held thirteen meetings during the year ended December 31, 2012. In addition to meetings of the full board, directors also attended committee meetings. Each director attended at least 75 percent of all of the meetings of the board and of those committees on which he served.

The board is comprised of a majority of independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. In this regard, the board has affirmatively determined that Messrs. Birke, Lillemoe and Liszt are independent directors under that rule. Michael C. Howe, who served our company as a consultant from December 2010 to June 2011, and Scott W. Koller, our President and Chief Executive Officer, are not independent directors. Gregory T. Barnum, who served on our board during 2012, and Ozarslan A. Tangun, who resigned from our board effective April 5, 2013, were both independent directors.

The independent members of the board have regularly scheduled meetings at which only independent directors are present, known as executive sessions.

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions) and directors. Our Code of Business Conduct and Ethics satisfies the requirements of Item 406(b) of Regulation S-K and applicable NASDAQ Marketplace Rules. Our Code of Business Conduct and Ethics is posted on our Internet website at www.wirelessronin.com and is available, free of charge, upon written request to our Corporate Secretary at Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345. We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at www.wirelessronin.com.

Leadership Structure and Risk Oversight

Our board of directors has determined that having an independent director serve as Chairman of the Board is in the best interest of shareholders at this time. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the company and the day to day leadership and performance of the company, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for board meetings and presides over meetings of the full board. The structure ensures a greater role for the independent directors in setting agendas and establishing priorities and procedures for the work of the board.

Our board believes that its leadership structure is appropriate for administration of its risk oversight function. Our board has the primary responsibility for overseeing risk management of our company, and our management provides it with regular reports highlighting risk assessments and recommendations. Our board delegates its primary responsibility for overseeing risk management within the categories of financial risks, compensation and corporate governance to its key committees. In particular, our audit committee focuses on oversight of financial risks relating to our company; our compensation committee focuses primarily on risks relating to remuneration of our officers and other employees; and our corporate governance and nominating committee focuses on reputational and corporate governance risks relating to our company. In addition, the audit committee and the board regularly hold discussions with our officers regarding the risks that may affect our company.

Committee Overview

The board of directors has an audit committee, a compensation committee, a corporate governance and nominating committee, and an executive committee. With the exception of our executive committee, each committee consists solely of members who are independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Further information regarding the independence of our directors for service on our board’s committees appears in the committee discussions below. The following table shows the current membership of the committees and identifies our independent directors:

Name	Audit		Compensation		Corporate Governance and Nominating		Executive		Independent Directors
Stephen F. Birke	X		X	*	X		X		X
Michael C. Howe							X
Scott W. Koller							X	*
Kent O. Lillemoe	X	*	X		X				X
Howard P. Liszt	X		X		X	*			X

*	Denotes committee chairperson.

Each of the audit, compensation, and corporate governance and nominating committees has adopted and operates under a written charter. Each such committee regularly reviews and makes recommendations to the board about changes to its charter. Current copies of the committee charters may be found on our website at www.wirelessronin.com and are available in print upon written request to our Corporate Secretary at Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

The audit committee meets throughout the year, with regularly scheduled meetings. Additional meetings, either by phone or in person, are called when deemed necessary or desirable. The compensation committee, the corporate governance and nominating committee and the executive committee meet as needed. The chairperson of each committee, with the advice and consultation of management and the committee’s outside advisors, if any, sets the committee’s annual calendar and the agenda for each meeting. Committees members receive materials related to the topics on the agenda prior to each meeting.

Audit Committee Matters

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our audit committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and Exchange Act Rule 10A-3. Further, no member of our audit committee participated in the preparation of the financial statements of our company or any current subsidiary of our company at any time during the past three years.

Pursuant to our listing agreement with the NASDAQ Stock Market, each member of our audit committee is able to read and understand fundamental financial statements, including an issuer’s balance sheet, income statement, and cash flow statement, and at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication. In addition, our board of directors has determined that Kent O. Lillemoe and Stephen F. Birke are audit committee financial experts as such term is defined by Item 407(d)(5) of Regulation S-K.

The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. Our audit committee is directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or related work. The audit committee met five times during the year ended December 31, 2012.

Audit Committee Report

Our audit committee has:

•	reviewed and discussed with management the audited financial statements with respect to the fiscal year ended December 31, 2012;

•

discussed with Baker Tilly Virchow Krause, LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and discussed with Baker Tilly Virchow Krause, LLP its independence.

Based on the above-referenced review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

/s/ Kent O. Lillemoe

/s/ Stephen F. Birke

/s/ Howard P. Liszt

The Audit Committee

Compensation Committee Matters

Our compensation committee is responsible for discharging the board’s responsibilities relating to compensation of the company’s executives. Our compensation committee is also responsible for overseeing and advising the board on the adoption of policies that govern our compensation programs, including stock and benefit plans. The compensation committee met four times during the year ended December 31, 2012.

Each member of our compensation committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market, is a non-employee director as defined in Exchange Act Rule 16b-3 and is an outside director as defined under Section 162(m) of the Internal Revenue Code.

Compensation Committee Procedures

Our compensation committee has the resources and authority necessary to discharge its duties and responsibilities. Our compensation committee has sole authority to retain and terminate, and approve fees and other retention terms for, its outside counsel, compensation consultants, and other experts or consultants as it deems appropriate.

Our compensation committee looks to certain executive officers, including our named executive officers, for assistance with the design and assessment of our executive compensation program and other personnel issues. For example, our named executive officers assist in the development of corporate succession plans for our Chief Executive Officer and other senior corporate officers, and provide periodic reports on matters relating to the company’s personnel appointments and practices. The committee reviews the performance of the Chief Executive Officer, whereas our Chief Executive Officer assists the committee with its annual review of the performance of the other executive officers. Named executive officers also assist the committee by providing insight on our company’s business goals and results, defining objectives for individual executives, and assessing the effect on our culture and personnel of suggested changes to our compensation programs. No executive officer is involved in assessing or setting his or her own compensation.

In April 2009, our compensation committee engaged Financial Concepts, Inc. as its outside compensation consultant. Financial Concepts was selected based on its ability to meet the committee’s needs at the most effective cost. In May 2009, Financial Concepts presented to the committee a compensation analysis along with its recommendations, which included a market review involving base salary, non-equity incentive awards and equity incentive awards for the company’s executives. The committee gave consideration to the consultant’s analysis and recommendations when establishing the company’s executive compensation program. The committee expects to continue to utilize an outside compensation consultant when it deems appropriate for purposes of evaluating and analyzing the compensation provided to the company’s executives.

Corporate Governance and Nominating Committee Matters

Each member of our corporate governance and nominating committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market.

The functions of the corporate governance and nominating committee include identifying individuals qualified to become members of our board, overseeing our corporate governance principles, and completing an annual evaluation of our board. The corporate governance and nominating committee took action by written consent once during the year ended December 31, 2012.

Corporate Governance and Nominating Committee Procedures

The corporate governance and nominating committee identifies, reviews and evaluates candidates for election as director who meet the standards set forth in our company’s corporate governance guidelines. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation; however, the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company.

The corporate governance and nominating committee may consider nominees suggested by directors, management and shareholders. It is the committee’s view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom. However, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director’s qualifications and performance. Where there is no qualified and available incumbent, or where there is a vacancy or a desire to increase the size of the board, the committee will identify and evaluate new candidates. The committee will solicit recommendations for nominees from persons that it believes are likely to be familiar with qualified candidates. These persons may include members of the board and management. The committee may also determine to engage a third-party search firm; however, the committee has not to date paid any third party a fee to assist in identifying or evaluating potential nominees to the board. Based upon all available information, the committee recommends to the board candidates who, in the view of the committee, are most suited for board membership.

In making its selections, the corporate governance and nominating committee will also evaluate candidates proposed by shareholders. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholder Nomination Procedures

To submit a recommendation of a director candidate to the corporate governance and nominating committee, a shareholder must submit a written notice, addressed to the Chairman of the corporate governance and nominating committee, in care of the Corporate Secretary, at the principal executive office of Wireless Ronin Technologies, Inc., containing the information set forth below.

Under our amended and restated bylaws, a notice from a shareholder who desires to nominate a director (the “Nominating Person”) must include the following: (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) all information with respect to such person that would be required to be set forth in a shareholder’s notice as set forth in (b) below, (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, (v) a description of all direct and indirect compensation and other material agreements, arrangements and understandings and any other material relationships during the past three years, between or among any Nominating Person, on the one hand, and such proposed nominee, his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, and (vi) all other information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC if such Nominating Person were the “registrant” for purposes of such rule and such proposed nominee were a director or executive officer of such registrant; and (b) as to each Nominating Person, (i) the “Shareholder Information and Disclosable Interests” defined in Section 2.3 of our amended and restated bylaws, which requires detailed information about their ownership of our capital stock, including all derivative securities or hedging transactions, as well as any proxies, understandings, or relationships pursuant to which the person has given or received a right to vote, directly or indirectly, any of our securities, hedging or similar agreements to which they are a party, any rights to dividends and any performance-related fees to which they may be entitled, and (ii) any other information relating to such Nominating Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. In addition, the shareholder must update and supplement such notice to reflect any changes as of (i) the record date for the meeting and (ii) ten business days prior to the meeting or any adjournment or postponement thereof.

In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the corporate governance and nominating committee as provided under “Shareholder Proposals for 2014 Annual Meeting.”

Minimum Qualifications

The corporate governance and nominating committee believes that members of the board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of management, and monitor adherence to principles of sound corporate governance. It is therefore the policy of the committee that all persons nominated to serve as a director of our company should possess the following minimum qualifications: personal integrity and ethical character; absence of conflicts of interest; fair and equal representation of our company’s constituencies; demonstrated achievement in one or more fields; ability to function effectively in an oversight role; business understanding; and availability.

In approving candidates, the corporate governance and nominating committee will also assure that: at least a majority of the directors are independent; as many as possible of the directors satisfy the financial literacy requirements for service on the audit committee; at least one of the directors qualifies as an audit committee financial expert; at least some of the independent directors have experience as senior executives of a public or substantial private company; and at least some of the independent directors have general familiarity with our company’s industry.

Although we have no specific policy regarding diversity, the corporate governance and nominating committee will seek to promote through the nomination process an appropriate diversity on the board of professional background, experience, expertise, perspective, gender, ethnicity and country of citizenship.

Executive Committee Matters

Our executive committee consists of two independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market, one director who served as a consultant to our company from

December 2010 to June 2011, and our President and Chief Executive Officer, both of whom are not independent directors. Pursuant to our amended and restated bylaws, the executive committee may exercise all of the powers of the board of directors in the management of our business and affairs when the board is not in session. The executive committee did not meet during the year ended December 31, 2012.

Communications with Board Members

Our board of directors has provided the following process for shareholders and interested parties to send communications to our board and/or individual directors. All communications should be addressed to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at our company’s address. All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Corporate Secretary will be reviewed by the Corporate Secretary to ensure that such communications relate to the business of the company before being reviewed by the board.

Board Member Attendance at Annual Meetings

We encourage all of our directors to attend the annual meeting of shareholders. We generally hold a board meeting earlier in the afternoon preceding the annual shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting. All of our directors then in office attended our 2012 annual meeting of shareholders in person or telephonically.

NON-EMPLOYEE DIRECTOR COMPENSATION

Standard Compensation Arrangements

Our compensation committee periodically reviews and makes recommendations to our board regarding the components and amount of non-employee director compensation. Directors who are employees of our company receive no fees for their services as director.

During 2012, non-employee members of our board of directors received the following cash compensation:

•	$10,000 in annual compensation for each director;

•	An additional $24,000 in annual compensation for the Chairman of the Board;

•	An additional $2,000 annually, per committee, for service on each of the audit committee, compensation committee, and corporate governance and nominating committee; and

•	An additional $2,000 annually for the chairmen of each of the audit committee, compensation committee, and corporate governance and nominating committee.

The foregoing amounts are payable 50 percent in cash and 50 percent in the form of a stock bonus. The cash component is paid quarterly in arrears. The equity component is granted on the last trading day of each fiscal quarter during which the Chairman of the Board, board member, committee member, and committee chairman served our company in such capacity. Such stock bonuses are issued pursuant to our Amended and Restated 2006 Equity Incentive Plan.

Non-employee members of our board also receive additional equity-based compensation. Upon election to the board, non-employee directors generally receive a ten-year option for the purchase of 8,000 shares of common stock under our Amended and Restated 2006 Non-Employee Director Stock Option Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable on each anniversary of the date of grant until vested in full.

In February 2012, our board of directors awarded each non-employee director a ten-year option for the purchase of 6,542 shares of common stock under our Amended and Restated 2006 Non-Employee Director Stock Option Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. In accordance with the terms of the Amended and Restated 2006 Non-Employee Director Stock Option Plan, the exercise price of each option is $5.35 per share, representing the closing price of our common stock on the NASDAQ Stock Market on February 16, 2012.

Furthermore, in February 2013, our board of directors awarded each non-employee director a ten-year option for the purchase of 20,000 shares of common stock under our Amended and Restated 2006 Non-Employee Director Stock Option Plan. Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter. In accordance with the terms of the Amended and Restated 2006 Non-Employee Director Stock Option Plan, the exercise price of each option is $1.80 per share, representing the closing price of our common stock on the NASDAQ Stock Market on February 13, 2013.

Director Compensation Table

Compensation of our non-employee directors during 2012 appears in the following table. Because Mr. Koller also served as our Chief Executive Officer in 2012, his compensation, including information regarding his unexercised stock options, is instead presented in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (a)	Option Awards ($) (b)	Total ($)
Stephen F. Birke	20,000	20,000	22,198	62,198
Michael C. Howe	5,000	5,000	22,198	32,198
Kent O. Lillemoe	8,000	8,000	22,198	38,198
Howard P. Liszt	7,000	7,000	22,198	36,198
Ozarslan A. Tangun (c)	7,000	7,000	22,198	36,198
Gregory T. Barnum (d)	3,500	3,500	22,198	29,198

(a)	Represents the grant date fair value of restricted stock granted during the year calculated as the closing price of our common stock on the date of grant, in accordance with ASC Topic 718.
(b)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation are those set forth in Note 7 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012. The company used a zero percent forfeiture rate assumption for its non-employee director options in 2012 as it does not expect significant turnover on its board.
(c)	Mr. Tangun resigned from our board on April 5, 2013.
(d)	Mr. Barnum resigned from our board on July 1, 2012.

Those who served as non-employee directors during 2012 held the following unexercised stock options at December 31, 2012:

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stephen F. Birke	2,000 14,000 8,000 2,000 1,000 1,635	(a) (b) (c) (d) (e) (f)	0 0 0 2,000 3,000 4,907	(d) (e) (f)	24.45 8.05 5.95 12.25 5.85 5.35	07/30/2013 10/17/2013 02/02/2019 03/17/2020 03/23/2021 02/16/2022
Michael C. Howe	60,000 4,000 1,635	(g) (h) (f)	0 4,000 4,907	(h) (f)	7.00 5.90 5.35	12/16/2020 07/01/2021 02/16/2022
Kent O. Lillemoe	4,000 1,635	(i) (f)	4,000 4,907	(i) (f)	6.25 5.35	08/15/2021 02/16/2022
Howard P. Liszt	4,000 1,635	(j) (f)	4,000 4,907	(j) (f)	6.20 5.35	08/17/2021 02/16/2022
Ozarslan A. Tangun (k)	4,000 1,635	(h) (f)	4,000 4,907	(h) (f)	5.90 5.35	04/04/2014 04/04/2014
Gregory T. Barnum (l)	4,000 2,000 1,000 1,635	(b) (d) (e) (f)	0 0 0 0		8.05 12.25 5.85 5.35	06/30/2013 06/30/2013 06/30/2013 06/30/2013

(a)	This stock option vested to the extent of 2,000 shares on July 30, 2008.
(b)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008, with additional increments of 25 percent becoming exercisable annually thereafter.

(c)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on February 2, 2009, with additional increments of 25 percent becoming exercisable annually thereafter.
(d)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on March 17, 2011, with additional increments of 25 percent becoming exercisable annually thereafter.
(e)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on March 23, 2012, with additional increments of 25 percent becoming exercisable annually thereafter.
(f)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on February 16, 2012, with additional increments of 25 percent becoming exercisable annually thereafter.
(g)	This option became exercisable in full as of June 9, 2011, pursuant to the terms of our consulting agreement with Howe Associates, Inc.
(h)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on July 1, 2011, with additional increments of 25 percent becoming exercisable annually thereafter.
(i)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on August 15, 2011, with additional increments of 25 percent becoming exercisable annually thereafter.
(j)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on August 17, 2011, with additional increments of 25 percent becoming exercisable annually thereafter.
(k)	Mr. Tangun resigned from our board on April 5, 2013, at which time vesting ceased on Mr. Tangun’s unexercisable options.
(l)	Mr. Barnum resigned from our board on July 1, 2012, at which time vesting ceased on Mr. Barnum’s unexercisable options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of April 12, 2013, by (1) each person who is known to us to own beneficially more than five percent of our common stock, (2) each director and nominee, (3) each executive officer named in the Summary Compensation Table below, and (4) all directors and executive officers as a group. The percentage of beneficial ownership is based on 5,894,120 shares outstanding as of April 12, 2013. As indicated in the footnotes, shares issuable pursuant to warrants and options are deemed outstanding for computing the percentage of the person holding such warrants or options but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted below or pursuant to applicable community property laws, each person identified below has sole voting and investment power with respect to the listed shares and none of the listed shares has been pledged as security. Except as otherwise noted below, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock. Unless otherwise indicated, the address for each listed shareholder is c/o Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

Name and Address of Beneficial Owner (a)	Amount and Nature of Beneficial Ownership (a)		Percent of Class (a)
Perkins Capital Management, Inc.	922,749	(b)	15.6%
Marathon Capital Management, LLC	668,200	(c)	11.3%
Capital Ventures International	434,000	(d)	7.4%
Scott W. Koller	84,013	(e)	1.4%
Michael C. Howe	80,729	(f)	1.4%
Stephen F. Birke	55,292	(g)	*
Darin P. McAreavey	40,814	(h)	*
Kent O. Lillemoe	22,614	(i)	*
Howard P. Liszt	20,174	(i)	*
All directors and executive officers as a group (6 persons)	303,636	(j)	5.0%

*	Represents less than one percent.

(a)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children, or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of April 12, 2013.
(b)	As set forth in the Schedule 13G filed on February 1, 2013, by Perkins Capital Management, Inc. (“PCM”). The Schedule 13G reports that PCM is an investment adviser. The Schedule 13G reports that these shares represent 762,942 shares over which PCM has sole voting power and 922,749 shares over which PCM has sole dispositive power (including warrants to purchase 24,000 shares of common stock). The address of this shareholder is 730 East Lake Street, Wayzata, MN 55391.
(c)	As set forth in the Schedule 13G/A filed on January 22, 2013, by Marathon Capital Management, LLC (“Marathon”). The Schedule 13G/A reports that Marathon is an investment adviser. The Schedule 13G/A reports that these shares represent 2,200 shares over which Marathon has sole voting power and 668,200 shares over which Marathon has sole dispositive power. The address of this shareholder is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030.
(d)

As set forth in the Schedule 13G filed on March 5, 2013, by Capital Ventures International (“CVI”) and Heights Capital Management, Inc. (“HCM”). The Schedule 13G reports that HCM serves as the investment manager to CVI, and may be deemed to be the beneficial owner of all shares owned by CVI. Both CVI and HCM disclaim any beneficial ownership of the shares, except for their pecuniary interest therein. The Schedule 13G reports that CVI and HCM have shared voting and dispositive power over the shares. Excludes warrants for the purchase of 217,000 shares. Such warrants become exercisable on September 9,

2013; provided, however, that the holder shall not have the right to exercise such warrants to the extent that after giving effect to such exercise, such holder, together with such holder’s affiliates, would beneficially own in excess of 4.99% of the shares of common stock outstanding immediately after giving effect to such exercise. The address of CVI is One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies. The address of HCM is 101 California St., Suite 3250, San Francisco, CA 94111.
(e)	Includes 1,334 shares remaining under a restricted stock award which vests in equal annual installments on March 17, 2014 and March 17, 2015, and 70,250 shares purchasable upon the exercise of options.
(f)	Includes 72,271 shares purchasable upon the exercise of options.
(g)	Includes 37,271 shares purchasable upon the exercise of options.
(h)	Includes 1,334 shares remaining under a restricted stock award which vests in equal annual installments on March 17, 2014 and March 17, 2015, and 35,000 shares purchasable upon the exercise of options.
(i)	Includes 12,271 shares purchasable upon the exercise of options.
(j)	Includes 239,334 shares purchasable upon the exercise of options and 2,668 shares over which there is sole voting power but no investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during 2012 and written representations from such persons that no other reports were required, all applicable Section 16(a) filing requirements were met, except that the reports on Form 4 for each of our six then non-employee directors setting forth the common stock awards to such persons on March 30, 2012 (Mr. Barnum (1,966 shares), Mr. Birke (5,618 shares), Mr. Howe (1,484 shares), Mr. Lillemoe (2,247 shares), Mr. Liszt (1,966 shares) and Mr. Tangun (1,966 shares)) were not filed on a timely basis.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for 2012 and 2011.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($)	Stock Awards ($) (b)	Option Awards ($) (b)	Non-Equity Incentive Plan Compensation ($) (c)	All Other Compensation ($) (d)	Total ($)
Scott W. Koller	2012	265,000	0	0	67,864	0	400	333,264
President, Chief Executive Officer and Director	2011	265,000	0	0	74,457	0	420	339,877

Darin P. McAreavey	2012	215,000	0	0	33,932	0	400	249,332
Senior Vice President and Chief Financial Officer	2011	215,000	0	0	37,229	0	417	252,646

(a)	The 2013 annual base salaries of Messrs. Koller and McAreavey remained at 2012 levels, namely $265,000 and $215,000, respectively.
(b)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation are those set forth in Note 7 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012. The company used a 23.40 percent forfeiture rate assumption for its executive officer options in 2012 based on actual historical experience for all employee option awards. Details regarding the terms of such awards appear under the caption “Outstanding Equity Awards at Fiscal Year-End.”
(c)	Based on the company’s performance in 2012, no non-equity incentive awards were paid to our named executive officers under our Senior Management Bonus Plan for that year.
(d)	Represents premiums we paid for long-term disability insurance.

The material terms of employment agreements and payments to be made upon a change in control are discussed below, in the narrative following “Potential Payments upon Termination or Change in Control.”

Our named executive officers are eligible for retirement benefits on the same terms as non-executives under the company’s defined contribution 401(k) retirement plan. Employees may contribute up to 15% of their pretax compensation to the plan. There is currently no plan for an employer contribution match.

Our named executive officers also are eligible to purchase our securities at a discount to market price on the same terms as all other salaried employees under our Amended and Restated 2007 Associate Stock Purchase Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2012:

	Option Awards (a)						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Scott W. Koller	10,000	(b)	0		8.05	10/17/2013	2,000	(h)	4,000	(i)
	34,000	(c)	0		11.00	04/27/2019
	7,500	(d)	7,500	(d)	12.25	03/17/2020
	5,000	(e)	15,000	(e)	5.85	03/23/2021
	0	(f)	20,000	(f)	5.35	02/16/2022
Darin P. McAreavey	20,000	(g)	0		5.60	03/09/2019	2,000	(h)	4,000	(i)
	5,000	(d)	5,000	(d)	12.25	03/17/2020
	2,500	(e)	7,500	(e)	5.85	03/23/2021
	0	(f)	10,000	(f)	5.35	02/16/2022

(a)	Unless otherwise indicated, represents shares issuable upon the exercise of stock options granted under our Amended and Restated 2006 Equity Incentive Plan.
(b)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008, with additional increments of 25 percent becoming exercisable annually thereafter.
(c)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on April 27, 2009, with additional increments of 25 percent becoming exercisable annually thereafter.
(d)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on March 17, 2011, with additional increments of 25 percent becoming exercisable annually thereafter.
(e)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on March 23, 2012, with additional increments of 25 percent becoming exercisable annually thereafter.
(f)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on February 16, 2013, with additional increments of 25 percent becoming exercisable annually thereafter.
(g)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on March 9, 2009, with additional increments of 25 percent becoming exercisable annually thereafter.
(h)	This restricted stock award vests in three equal annual installments commencing on March 17, 2013, assuming continued employment.
(i)	Determined by multiplying the number of shares subject to the restricted stock award by the per share closing price of our common stock on December 31, 2012.

Potential Payments upon Termination or Change in Control

Upon the termination of a named executive officer or change in control of the company, a named executive officer may be entitled to payments or the provision of other benefits, depending on the triggering event.

The potential payments for each named executive officer who is currently employed with our company were determined as part of the negotiation of each of their employment agreements, and the compensation committee believes that the potential payments for the triggering events are in line with current compensation trends. The events that would trigger a current named executive officer’s entitlement to payments or other benefits upon termination or a change in control, and the value of the estimated payments and benefits, based on annual base salaries in effect as of January 1, 2013, are described in the following table, assuming a termination date and, where applicable, a change in control date of December 31, 2012, and a stock price of $2.00 per share, which was the closing price of one share of our common stock on December 31, 2012.

	Benefits	Scott W. Koller	Darin P. McAreavey
Involuntary Termination without Cause, or Voluntary Resignation for Good Reason, not upon a Change in Control	Severance	$265,000	$107,500
	Acceleration of equity awards	$0	$0
	COBRA continuation payments	$9,821	$4,491

	Total:	$274,821	$111,991

Involuntary Termination without Cause or Voluntary Resignation for Good Reason, within 12 months of Change in Control (a)	Severance	$265,000	$215,000
	Acceleration of equity awards	$0	$0
	COBRA continuation payments	$9,821	$8,982

	Total:	$274,821	$223,982

Voluntary Resignation following Change in Control (a)	Severance	$0	$0
	Acceleration of equity awards	$0	$0
	COBRA continuation payments	$0	$0

	Total:	$0	$0

(a)	Our Amended and Restated 2006 Equity Incentive Plan provides that, unless otherwise provided by our compensation committee in an award agreement, any options outstanding as of the date of a change in control which are not then exercisable and vested shall become fully exercisable and vested, and the restrictions and deferral limitations applicable to any restricted stock or restricted stock units shall lapse and the restricted stock or restricted stock units shall become free of all restrictions and become fully vested.

We have an amended and restated executive employment agreement with Scott W. Koller pursuant to which he became our President and Chief Executive Officer, effective January 1, 2011. We also have an executive employment agreement, as amended, with Darin P. McAreavey pursuant to which he began serving as our Senior Vice President and Chief Financial Officer, effective January 1, 2011.

These agreements have terms ending December 31, 2012; however, they will be automatically extended for successive one-year periods unless either our company or the executive elects not to extend employment. Mr. Koller’s agreement provides for an annual base salary of $265,000 and Mr. McAreavey’s agreement provides for an annual base salary of $215,000. Under the agreements, the executives are eligible to participate in performance-based cash bonus or equity award plans for our senior executives. In general, the annual base salaries payable under these agreements may be increased, but not decreased, in the sole discretion of our board. Pursuant to these agreements, each executive participates in our employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets eligibility and other requirements. Each executive is entitled to 22 business days of paid time off per year. Upon any termination of employment, each executive will receive base salary for services performed, accrued and unpaid paid time off, and any interest he may have as a terminated employee in our 401(k) plan or other plans in which he participated. Upon a termination of employment for good reason (as defined), without cause (as defined), or within 12 months following a change in control (as defined) other than by death, disability or for cause, then, in addition to the foregoing amounts, Mr. Koller will be entitled to receive a severance payment equal to one year of base salary. With respect to Mr. McAreavey, in addition to the amounts set forth above, upon a termination of employment for good reason (as defined) or without cause (as defined), then, he will be entitled to receive a severance payment equal to six months of base salary, or upon a termination of employment within 12 months following a change in control (as defined) other than by death, disability or for cause, then, he will be entitled to receive a severance payment equal to one year of base salary. These amounts would generally be paid in equal monthly installments over the non-competition period specified below. In addition, in a termination without cause or for good reason, Mr. McAreavey is entitled to a payment equal to the non-equity incentive plan award paid in the prior year, if any, subject to certain limitations. Furthermore, if the executive is eligible for and elects COBRA coverage, and continues to pay his portion of the monthly medical insurance premiums, we will continue to pay our company’s portion of the monthly medical insurance premiums for COBRA coverage for the executive and his eligible dependents for a period ending on the earlier of one year after termination of employment or until such officer is eligible to be covered by another plan providing medical benefits. Messrs. Koller and McAreavey have agreed to certain non-disparagement and non-competition provisions during the term of employment and for two years thereafter, certain non-disclosure and inventions provisions during the term of employment and thereafter, and certain non-interference and non-recruitment provisions during the term of employment and for a certain period of time thereafter (two years for Mr. Koller and one year for Mr. McAreavey).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

In February 2009, our board of directors adopted a written policy for the review and approval of related person transactions requiring disclosure under Rule 404(a) of Regulation S-K. This policy states that the audit committee is responsible for reviewing and approving or disapproving all interested transactions, which are defined as any transaction, arrangement or relationship in which (a) the amount involved may be expected to exceed $120,000 in any fiscal year, (b) our company will be a participant, and (c) a related person has a direct or indirect material interest. A related person is defined as an executive officer, director or nominee for director, or a greater than five percent beneficial owner of our company’s common stock, or an immediate family member of the foregoing. The policy deems certain interested transactions to be pre-approved, including the employment and compensation of executive officers.

Consulting Project and Other Services

On December 16, 2010, we engaged Howe Associates, Inc. as a consultant to perform a business planning and strategy project for our company. Michael C. Howe, who joined our board of directors in July 2011 after the completion of the project, is the sole owner and principal of Howe Associates, Inc. The consulting project, which was completed in June 2011, entailed an assessment of our management team and enhancement of our company’s business plan. For these services, we paid Howe Associates, Inc. $200,000 in cash, reimbursed Mr. Howe’s reasonable travel expenses for travel outside the Twin Cities to meet with clients and prospective clients, and issued Mr. Howe a ten-year non-qualified stock option under our Amended and Restated 2006 Equity Incentive Plan for the purchase of 60,000 shares of our common stock at an exercise price of $7.00 per share, representing the closing price of one share of our common stock on the NASDAQ Capital Market on December 16, 2010. As a result of achieving the vesting requirements set forth in the consulting agreement, such option became fully exercisable in June 2011. We also paid $60,000 to Howe Associates, Inc. in consideration of software development consulting services rendered from February 2011 to June 2011.

Because Mr. Howe did not join our board of directors until July 2011, the foregoing consulting project and software development consulting services were not approved by our audit committee as related person transactions.

Employment Agreements

The terms of the employment agreements between our company and our executive officers are set forth in the Executive Compensation section of this proxy statement under the caption “Potential Payments upon Termination or Change in Control.”

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO ARTICLES OF

INCORPORATION, AS AMENDED

Amendment to Articles of Incorporation

By action taken effective April 4, 2013, our board of directors adopted the following resolution, which would increase the total number of shares of common stock we have authority to issue from 10,000,000 to 50,000,000, subject to approval by our shareholders.

RESOLVED, that the first paragraph of Article 3 of the Articles of Incorporation of our company shall be amended to read as follows, subject to shareholder approval:

Authorized Shares: The total authorized shares of all classes which the Corporation shall have authority to issue is 66,666,666, consisting of: 16,666,666 shares of preferred stock of the par value of one cent ($0.01) per share (hereinafter the “preferred shares”) and 50,000,000 shares of common stock of the par value of one cent ($0.01) per share (hereinafter the “common shares”).

On November 29, 2012, our board of directors approved a one-for-five share combination of our common shares, which became effective on December 14, 2012. As a result of the share combination, the number of our authorized common shares was reduced from 50,000,000 to 10,000,000, along with a corresponding one-for-five reduction in the number of outstanding shares. As of April 12, 2013, 5,894,120 shares of common stock were issued and outstanding, 1,247,455 shares of common stock were reserved for issuance upon exercise or conversion of outstanding derivative securities, 121,953 shares of common stock were reserved for future issuance under our equity compensation plans, and an additional 1,500,000 shares would be so reserved for future issuance upon shareholder approval of the third and fourth proposals set forth in this proxy statement, leaving 1,236,472 shares of common stock available for future issuance.

Although we have no plans, commitments, understandings, arrangements or agreements to issue any additional shares as of the date of this proxy statement, the board believes that it is prudent and desirable to have the additional shares available for future financing or strategic transactions and other general corporate purposes. The board believes that the availability of such shares for issuance in the future will give us greater flexibility and permit such shares to be issued without the expense and delay of holding a shareholders’ meeting. The board may issue shares of our capital stock in such amounts, at such times, for such consideration, and on such terms and conditions as the board shall deem advisable.

The shares would be available for issuance by the board without further shareholder authorization, except as may be required by law or by the rules of any applicable stock exchange on which our common shares may then be listed. Our shareholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities. There are at present no plans, commitments, understandings, arrangements or agreements with respect to any transactions that would require us to issue any new shares of our capital stock, other than shares already reserved for issuance upon the exercise or conversion of derivative securities and possible future grants under the Amended and Restated 2006 Equity Incentive Plan discussed in Proposal No. 3 below and/or the Amended and Restated 2006 Non-Employee Director Stock Option Plan discussed in Proposal No. 4 below.

Although not intended as an anti-takeover device, issuing additional shares could impede a non-negotiated acquisition of our company by diluting the ownership interests of our existing shareholders, increasing the total amount of consideration necessary for a person to obtain control of our company or increasing the voting power of friendly third parties. The board could authorize the issuance of preferred stock having voting rights per share that are the same or preferential to the voting rights of our outstanding common shares.

Vote Required

Approval of this amendment to our Articles of Incorporation, as amended, which appears at Appendix A to this proxy statement, requires the affirmative vote of the greater of (1) a majority of the voting power of the shares present in person or by proxy and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholders’ meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. The board of directors considers this amendment to be in the best interests of our company and our shareholders and recommends that you vote “FOR” approval of this amendment.

PROPOSAL NO. 3

AMENDMENT TO AMENDED AND RESTATED

2006 EQUITY INCENTIVE PLAN

Overview

The board of directors and our shareholders previously approved the Amended and Restated 2006 Equity Incentive Plan. The board initially reserved 200,000 shares of common stock for issuance under the plan. Our shareholders subsequently approved amendments that increased the total number of shares available for issuance under the plan to 720,000. As of April 12, 2013, we had outstanding restricted stock awards for 3,333 shares under the plan, outstanding option awards for the purchase of 533,832 shares under the plan with a weighted average exercise price of $5.81 per share, and 60,076 shares remaining available for future issuance under the plan. Because there are only 60,076 shares currently available for future issuance under the plan, the board has determined it is insufficient to meet the anticipated needs of our company. Restricted stock awards (“RSAs”), options and other possible forms of awards under the plan are expected to be an important incentive to attract, retain and motivate eligible participants in order to achieve our growth and profitability objectives.

The following summary of the plan does not purport to be a complete description and is qualified in its entirety by the specific language of the plan, a copy of which is attached to this proxy statement as Appendix B.

Plan Summary

Purpose. The purpose of the plan is to permit the board to develop and implement a variety of stock-based programs based on the changing needs of the company. The board and senior management of the company believe it is in the best interests of the company’s shareholders for officers, employees and certain other persons to own stock in the company and that such ownership enhances the company’s ability to attract highly qualified personnel, strengthens its retention capabilities, and enhances the long-term performance of the company to vest in participants a proprietary interest in the success of the company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

Shares Subject to the Plan. The maximum number of shares of common stock issuable pursuant to the plan is currently 720,000. This is also the maximum number of shares of common stock that may be issued in the form of restricted stock, stock bonuses or restricted stock units (“RSUs”). If any award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares will again become available for issuance under the plan. Shares will not be treated as having been issued under the plan, and therefore will not reduce the number of shares available for grant, to the extent an award is settled in cash or shares are withheld in satisfaction of tax withholding obligations. Appropriate adjustments will be made to the shares reserved under the plan, to the other numerical limits on awards under the plan and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration. The plan is administered by the compensation committee of our board of directors. Awards to participants are granted by the committee which consists of at least three directors, each of whom is both a non-employee director within the meaning of Exchange Act Rule 16b-3 and an outside director for purposes of Section 162(m) of the Code. Subject to the provisions of the plan, the committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The committee may, subject to certain limitations required by Section 162(m) of the Code and the express language in the plan that prohibits amending, modifying, extending, canceling or renewing any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The committee may establish rules and policies for administration of the plan and adopt one or more forms of agreement to evidence awards made under the plan. The committee interprets the plan and any agreement used under the plan, and all determinations of the committee are final and binding on all persons having an interest in the plan or any award issued under the plan.

Eligibility. Under the plan, the committee may grant awards to any employee, officer, non-employee director or any individual consultant or independent contractor providing services to our company or other affiliated entity. While the committee may grant incentive stock options (“ISOs”) only to employees, the committee may grant non-qualified stock options (“Non-ISOs”), warrants, restricted stock, RSUs, stock appreciation rights (“SARs”), stock awards and performance awards to any eligible participant. As of April 12, 2013, we had 61 employees (including two executive officers) and four non-employee directors who were eligible to participate in the plan. During the last three completed fiscal years, the committee has granted stock option awards to two individual consultants who serve as independent contractors.

Individual Limit. Under the existing plan, no more than 100,000 shares may be issued to any participant in any calendar year.

Stock Options. The committee may grant Non-ISOs and ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110 percent of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On April 12, 2013, the closing price of our common stock on the NASDAQ Capital Market was $1.54 per share.

The plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the committee; or by any combination of these. Nevertheless, the committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to our company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the committee. The maximum term of any option granted under the plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

Warrants. The committee may grant warrants pursuant to the plan. Each warrant granted under the plan must be evidenced by a written agreement in such form and including such terms as the committee shall from time to time approve. The exercise price per share of any warrant may not be less than the fair market value of a share of our common stock on the date of grant, except as permitted in connection with the issuance of warrants in a transaction to which Section 424(a) of the Code applies, and any such warrant must not be exercised after the expiration of ten years from the date of grant.

Stock Appreciation Rights. The committee may grant SARs. The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant. Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the committee’s discretion, it may make payment of a SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The committee may make payment in a lump sum or it may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any SAR granted under the plan is ten years.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and RSUs are subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based, time-based or both. Restricted stock and RSUs may be “qualified performance-based awards” as recognized under Code Section 162(m), in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by us, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs. The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An award may, but need not be, a “qualified performance-based award,” which is intended to qualify as performance-based compensation under Section 162(m) of the Code. The performance measures which may apply to an award include, but are not limited to:

• revenue	• operating margin or profit margin

• cash flow	• return on operating revenue

• earnings per share	• return on invested capital

• income before taxes, or earnings before interest, taxes, depreciation and amortization	• market segment share

• return on equity	• product release schedules

• total shareholder return	• new product innovation

• share price performance	• product cost reduction through advanced technology

• return on capital	• brand recognition/acceptance

• return on assets or net assets	• product ship or sales targets

• income or net income	• customer segmentation or satisfaction

• operating income or net operating income	• customer account profitability

• operating profit or net operating profit	• economic value added (or equivalent metric)

These performance measures may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured either annually or cumulatively over a time period specified in the award agreement. A “qualified performance-based award” includes a grant of restricted stock or RSUs designated as such by the committee at the time of grant based upon a determination that: (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The committee specifies the performance goals to which any “qualified performance-based award” is subject.

The provisions of restricted stock and RSUs, including any applicable performance goals, need not be the same with respect to each participant. During the restriction period, the committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by us. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock or RSU award.

Except as may be provided by the committee, in the event of a participant’s termination of employment or relationship with the company prior to all of his restricted stock becoming vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the award, the shares of restricted stock which have not vested shall be forfeited, and the committee may provide that any purchase price paid by the participant be returned to the participant, or a cash payment equal to the restricted stock’s fair market value on the date of forfeiture, if lower, be paid to the participant.

Performance Awards. The committee may grant performance awards to eligible individuals subject to the terms of the plan. A performance award (1) may take the form of any of the award types available under the plan, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the committee. Prior to or at the time of grant, the committee may designate such awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Section 162(m) of the Code. The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards. Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents, may also be granted under the plan, either alone or in conjunction with other awards.

Cash Bonuses. Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, are distributed at the time the recipient recognizes taxable income in connection with the awards.

Transferability of Awards. Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, Non-ISOs, warrants and SARs may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. ISOs may be exercised only by the initial holder, a guardian if state law permits, and upon death of the optionee by his legal representative or beneficiary.

Change in Control. In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee. All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested. Upon a change in control, the committee may determine that some or all recipients holding outstanding awards will receive, with respect to some or all of such awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such awards.

Forfeiture for Financial Reporting Misconduct. If the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or the participant is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the company the amount of any payment in settlement of an award, and the income realized by a participant in connection with any other stock based award, earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

Compliance with Section 409A of the Code. Notwithstanding any other provisions to the contrary, any award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a participant holding such award.

Amendments and Termination. Our board of directors may amend, alter, suspend, discontinue or terminate the plan at any time and from time to time, but without the approval of our shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the plan; (ii) permit granting of options at less than the market price of our stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other awards; (v) extend the term of the plan; (vi) change the class of persons eligible to participate in the plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the Plan. The plan will terminate on February 2, 2017, or on any earlier date of discontinuation or termination as determined by our board of directors.

Proposed Plan Amendment

The board has approved, subject to shareholder approval, an amendment to the plan that would increase the total number of shares of common stock which may be awarded under the plan by 1,000,000 shares from 720,000 to 1,720,000. In connection with this amendment, the maximum number of shares of common stock that may be issued in the form of restricted stock, stock bonuses or RSUs would also increase by 1,000,000 shares from 720,000 to 1,720,000.

The board believes that this amendment will advance the interests of our company and our shareholders by continuing to provide incentive to eligible participants and facilitating an increase in the proprietary interests of such persons in our company. The board further believes that the increase in the total number of shares for which awards may be granted will be sufficient to permit awards to be made under the plan for the next two to three years.

The text of the plan, including the proposed amended language, which is bold and underlined, is attached as Appendix B to this proxy statement.

Certain Federal Income Tax Consequences

The following discussion is only a brief summary of the material federal income tax consequences of the plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual participant. The discussion is based on the Code as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of applicable state, local or foreign tax laws.

Incentive Stock Options. Under present law, an optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the fair market value of the stock when the option was exercised and the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Any recognized ordinary income or capital gain will not be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-qualified Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a NQSO. Upon exercise, the optionee recognizes ordinary income generally measured by the excess of the then fair market value of the shares over the exercise price. Any ordinary income recognized in connection with an option exercise by an employee of our company is subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as ordinary income as provided above, is treated as a long-term or short-term capital gain, depending on the holding period.

Restricted Stock and RSUs. Restricted stock awards and RSUs are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. Such awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to our company. Because restricted stock and RSU grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the award is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock or RSU becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the award and the fair market value of the award on the date the award is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

Dividend Equivalents and Other Awards. Other types of awards granted under the plan, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse. At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above, unless the recipient has made an election under Section 83(b) of the Code at the time of the grant to include in his or her gross income the difference between the amount paid for the award, if any, and the fair market value of the award at the time the award is granted. In the year the award is taxable to the participant, our company will take a deduction for the amount reported as ordinary income.

Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the plan) by a public company to a “covered employee” (i.e., the Chief Executive Officer and the other executive officers who are most highly compensated) to no more than $1 million.

The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee or award recipient and our company with respect to the grant and exercise of options and other awards under the plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s or award recipient’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s or award recipient’s income or gain may be taxable.

New Plan Benefits

The following table shows the awards that have been granted under the plan, subject to shareholder approval of the amendment, as of April 12, 2013.

Amended and Restated 2006 Equity Incentive Plan

Name and Position	Dollar Value	Number of Shares
Scott W. Koller	$0	0
President, Chief Executive Officer and Director
Darin P. McAreavey	$0	0
Chief Financial Officer and Senior Vice President
Executive Group	$0	0
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$0	0

Future awards under the plan are not presently determinable.

Vote Required

The affirmative vote of the greater of (1) a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote on this proposal at the meeting and (2) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote “FOR” approval of the amendment.

PROPOSAL NO. 4

AMENDMENT TO AMENDED AND RESTATED

2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Overview

The board of directors and our shareholders previously approved the Amended and Restated 2006 Non-Employee Director Stock Option Plan. The board initially reserved 102,000 shares of common stock for issuance under the plan. Our shareholders subsequently approved an amendment that increased the total number of shares available for issuance under the plan to 200,000. As of April 12, 2013, we had outstanding option awards for the purchase of 173,345 shares under the plan with a weighted average exercise price of $3.67 per share, and 26,655 shares remaining available for future issuance under the plan. Under the plan, non-employee members of the board of directors are awarded non-statutory options to purchase shares of common stock on a discretionary basis. The board of directors has determined that the number of shares remaining available for future issuance under the plan is insufficient to meet the anticipated needs of our company.

The following summary of the plan does not purport to be a complete description and is qualified in its entirety by the specific language of the plan, a copy of which is attached to this proxy statement as Appendix C.

Plan Summary

Purpose. The purpose of the plan is to attract and retain the best available individuals to serve as our directors, to provide additional incentive to our non-employee directors to serve as directors and to encourage continued service by such persons on the board.

Term. The plan became effective on April 15, 2006. It will continue in effect until April 14, 2016; however, the board may determine to terminate the plan at an earlier time.

Administration. The plan is administered by the compensation committee of the board of directors. This committee has complete discretion to interpret the plan and to make all other decisions relating to the operation of the plan. This committee also has the authority to accelerate the vesting of, or extend the duration of, any option granted under the plan.

Eligibility. Individuals who serve as our non-employee directors or who subsequently become non-employee directors are eligible to participate in the plan. As of April 12, 2013, we had four non-employee directors.

Exercise Price. The exercise price for an option granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. Upon exercise, the consideration to be paid for the shares to be issued may be paid in cash or in such other form of consideration as the board or compensation committee may determine to be appropriate. On April 12, 2013, the closing price of our common stock on the NASDAQ Capital Market was $1.54 per share.

Change in Control. Upon a change in control (as defined in the plan), an award will become fully exercisable as to all shares subject to such award. Upon a change in control, the committee may determine that some or all optionees holding outstanding options will receive, with respect to some or all of such options, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of the change in control over the exercise price per share of such options.

Amendment. In general, the board may suspend, amend or terminate the plan, or any part thereof, at any time; provided, however, that no suspension, amendment or termination may adversely affect any outstanding award without the consent of the optionee. If any amendment to the plan requires shareholder approval for the continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of our company’s securities upon any exchange or NASDAQ, then such amendment must also be approved by the shareholders.

Anti-Dilution Provisions. The board of directors will equitably adjust the maximum number of shares of common stock reserved for issuance under the plan in the event of stock splits or consolidations, stock dividends or other transactions in which our company receives no consideration.

Proposed Plan Amendment

The board has approved, subject to shareholder approval, an amendment to the plan that would increase the total number of shares of common stock which may be awarded under the plan by 500,000 shares from 200,000 to 700,000.

The board believes that this amendment will advance the interests of our company and its shareholders by continuing to provide incentive to non-employee directors to serve on our board and facilitating an increase in the proprietary interests of non-employee directors in our company. The board further believes that the increase in the total number of shares for which awards may be granted will be sufficient to permit awards to be made under the plan for the next two to three years.

The text of the plan, including the proposed amended language, which is bold and underlined, is attached as Appendix C to the proxy statement.

Certain Federal Income Tax Consequences

The following discussion is only a brief summary of the material federal income tax consequences of the plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual participant. The discussion is based on the Code as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of applicable state, local or foreign tax laws.

The grant of an option under the plan is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and our company will be entitled at that time to a tax deduction in the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequences to our company in connection with dispositions of shares acquired under an option.

The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee and our company with respect to the grant and exercise of options under the plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s income or gain may be taxable.

New Plan Benefits

The following table shows the awards that have been granted under the plan, subject to shareholder approval of the amendment, as of April 12, 2013.

Amended and Restated 2006 Non-Employee Director Stock Option Plan

Name and Position	Dollar Value	Number of Shares
Scott W. Koller	$0	0
President, Chief Executive Officer and Director
Darin P. McAreavey	$0	0
Chief Financial Officer and Senior Vice President
Executive Group	$0	0
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$0	0

Future awards to be received by or allocated to non-employee directors under the plan are not presently determinable.

Vote Required

The affirmative vote of the greater of (1) a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote on this proposal at the meeting and (2) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote “FOR” approval of the amendment.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	436,708	(1)		$7.49	402,219	(2)
Equity compensation plans not approved by security holders	0		$	N/A	0

Total	436,708			$7.49	402,219

(1)	Represents 73,345 shares of common stock issuable upon exercise of outstanding stock options under the Amended and Restated 2006 Non-Employee Director Stock Option Plan, 361,698 shares of common stock issuable upon exercise of outstanding stock options under the Amended and Restated 2006 Equity Incentive Plan, and 1,665 shares of common stock issuable upon vesting of restricted stock awards under the Amended and Restated 2006 Equity Incentive Plan.
(2)	Represents 126,655 shares of common stock available for issuance under the Amended and Restated 2006 Non-Employee Director Stock Option Plan, 232,210 shares of common stock available for issuance under the Amended and Restated 2006 Equity Incentive Plan, and 43,354 shares of common stock available for issuance under the Amended and Restated 2007 Associate Stock Purchase Plan.

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

We are committed to a compensation philosophy that:

•	Attracts and retains named executive officers;

•	Motivates our named executive officers to achieve our company’s business objectives; and

•	Aligns the interests of our named executive officers with the long-term interests of our company’s shareholders.

To fulfill this philosophy, our compensation committee seeks to:

•	Compensate our named executive officers at or above market level for the industry; and

•	Tie the compensation provided our named executive officers to the performance of our company.

By setting compensation at or above market level for the industry, our compensation committee endeavors to attract top management. By tying annual incentive compensation to our key financial performance goals, the committee seeks to motivate our named executive officers to achieve our corporate goals and objectives. These efforts result in the alignment of our named executive officers with the growth and success of our company, and ultimately results in satisfying the long-term interests of our company’s shareholders.

We have structured our annual and long-term incentive-based cash and non-cash executive compensation programs to motivate executives to achieve the business goals of our company and reward them for achieving these goals. We believe our executive compensation program is strongly aligned with the long-term interests of our shareholders. We urge you to read the “Executive Compensation” section of this proxy statement for additional details regarding our executive compensation.

Congress enacted requirements commonly referred to as “say on pay” rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which recently became applicable to smaller reporting companies. As required by these rules, we are asking our shareholders to vote on the adoption of the following resolution:

BE IT RESOLVED by the shareholders of Wireless Ronin Technologies, Inc. (“Wireless Ronin”) that the shareholders approve the compensation of Wireless Ronin’s named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

As an advisory vote, this proposal is non-binding. Although this vote is non-binding, our board of directors and compensation committee value the opinions of our shareholders, and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

Vote Required

The affirmative vote of the greater of (1) a majority of the voting power of the shares present in person or by proxy and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholders’ meeting, is required to approve this proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast and will have the same effect as negative votes on this proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares on this proposal. The board of directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL NO. 6

ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

Introduction

As part of the “say on pay” rules adopted by Congress, our shareholders may indicate, by a non-binding advisory vote, the frequency at which they desire to have an advisory vote on the compensation paid to our named executive officers. (In other words, how often a proposal similar to Proposal No. 5 will be included in the matters to be voted upon at annual meetings by our shareholders.) The choices available under the “say on pay” rules are every year, every other year, or every three years.

Our board of directors recommends that the frequency of shareholder votes on executive compensation should be every three years. Our compensation committee views the way it compensates our named executive officers as an essential part of its strategy for achieving sustainable economic growth. Our board believes that a triennial vote will permit our company to continue to focus on developing compensation practices that are in the best long-term interests of our shareholders, while simultaneously giving shareholders the time frame they need to fully evaluate the design and effectiveness of those practices. Our board believes that more frequent advisory votes could have the unintended consequence of causing our company to focus on the short-term impact of its compensation practices to the possible detriment of the long-term health of our company.

Notwithstanding our board’s recommendation to hold advisory votes on executive compensation every three years, our board has determined that it will adopt the frequency selected by our shareholders and hold advisory votes on executive compensation on the frequency selected by our shareholders.

Vote Required

The affirmative vote of the greater of (1) a majority of the voting power of the shares present in person or by proxy and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholders’ meeting, is required to determine the frequency selected by the shareholders. Abstentions will be considered shares entitled to vote in the tabulation of votes cast but will not be considered to have been voted in favor of a particular frequency. Broker non-votes are counted towards a quorum, but are not counted for any purpose with respect to this proposal. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote for a particular frequency. The board of directors recommends that you select “EVERY THREE YEARS” as the desired frequency for shareholder votes on executive compensation under the say on pay rules.

PROPOSAL NO. 7

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2013. A proposal to ratify that appointment will be presented to shareholders at the annual meeting. If the shareholders do not ratify such appointment, the audit committee will consider selecting another firm of independent public accountants. Representatives of Baker Tilly Virchow Krause, LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Principal Accountant Fees and Services

The following table presents fees for audit and other services provided by Baker Tilly Virchow Krause, LLP for 2012 and 2011.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit Fees (a)	$104,039	$105,095
Audit-related fees (b)	25,000	25,000
Tax Fees (c)	13,965	28,025

Total Fees	$143,004	$158,120

(a)	Audit fees consisted of fees for services provided in connection with the audit of our financial statements, reviews of our quarterly financial statements, and for professional services in connection with our registered direct offerings.
(b)	Audit-related fees consisted of fees for the issuance of comfort letters in connection with our September 2012 and December 2011 issuances of common stock pursuant to shelf registration statements.
(c)	Tax fees consisted of the aggregate fees billed for tax compliance, tax advice, and tax planning.

Our audit committee reviewed the audit and non-audit services rendered by Baker Tilly Virchow Krause, LLP during 2012 and concluded that such services were compatible with maintaining the auditor’s independence.

Pre-Approval Policies and Procedures of Audit Committee

All services provided by our independent registered public accounting firm, Baker Tilly Virchow Krause, LLP, are subject to pre-approval by our audit committee. The audit committee has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full audit committee meeting. Any interim approval given by an audit committee member must be reported to the audit committee no later than its next scheduled meeting. Before granting any approval, the audit committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. The audit committee pre-approved all services provided by Baker Tilly Virchow Krause, LLP in 2012.

Recommendation

The audit committee recommends a vote “FOR” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2013.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Scott N. Ross, Senior Vice President, General Counsel and Secretary, at our principal address.

SHAREHOLDER PROPOSALS FOR

2014 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2014 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Scott N. Ross, Senior Vice President, General Counsel and Secretary, no later than December 27, 2013. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2014 annual meeting of shareholders after March 12, 2014, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our amended and restated bylaws provide that for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our amended and restated bylaws may be obtained from Scott N. Ross, Senior Vice President, General Counsel and Secretary, by written request to our principal address. Please refer to “Our Board of Directors and Committees – Corporate Governance and Nominating Committee Procedures” for the procedures for nominating directors.

OTHER MATTERS

The board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Scott W. Koller

President and Chief Executive Officer

Minnetonka, Minnesota

April 26, 2013

APPENDIX A

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

WIRELESS RONIN TECHNOLOGIES, INC.

The undersigned officer of Wireless Ronin Technologies, Inc., a Minnesota corporation (the “Corporation”) with the purpose of amending the Corporation’s Articles of Incorporation under the provisions of Minnesota Statutes Sections 302A.135 and 302A.139, hereby certifies that:

1. The name of the Corporation is Wireless Ronin Technologies, Inc.

2. The following amended Article 3 of the Articles of Incorporation of the Corporation has been adopted by the shareholders of the Corporation:

ARTICLE 3

Authorized Shares: The total authorized shares of all classes which the Corporation shall have authority to issue is 66,666,666, consisting of: 16,666,666 shares of preferred stock of the par value of one cent ($0.01) per share (hereinafter the “preferred shares”); and 50,000,000 shares of common stock of the par value of one cent ($0.01) per share (hereinafter the “common shares”).

3.1 The Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors” or “Board”) may, from time to time, establish by resolution, different classes or series of preferred shares and may fix the rights and preferences of said shares in any class or series. Specifically, preferred shares of the Corporation may be issued from time to time in one or more series, each of which series shall have such designation or title and such number of shares as shall be fixed by resolution of the Board of Directors prior to the issuance thereof. Each such series of preferred shares shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series of preferred shares as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in the Board.

3.2 Except as provided or required by law, or as provided in the resolution or resolutions of the Board of Directors creating any series of preferred shares, the common shares shall have the exclusive right to vote, on a noncumulative basis, for the election and removal of directors and for all other purposes. Unless otherwise provided by resolution or resolutions of the Board of Directors, each holder of common shares shall be entitled to one vote for each share held.

3.3 The Board of Directors shall have the authority to issue shares of a class or series, shares of which may then be outstanding, to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

3.4 The Board of Directors is authorized to accept and reject subscriptions for and to dispose of authorized shares of the Corporation, including the granting of stock options, warrants and other rights to purchase shares, without action by the shareholders and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as otherwise limited by law.

3.5 The Board of Directors is authorized to issue, sell or otherwise dispose of bonds, debentures, certificates of indebtedness and other securities, including those convertible into shares of stock, without action by the shareholders and for such consideration and upon such terms and conditions as may be deemed advisable by the Board of Directors in the exercise of its discretion, except as otherwise limited by law.

A-1

3. The amendment has been approved pursuant to Minnesota Statutes Chapter 302A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this amendment under oath.

June     , 2013

WIRELESS RONIN TECHNOLOGIES, INC.

By:	/s/ Darin P. McAreavey

Name:	Darin P. McAreavey
Title:	Chief Financial Officer

A-2

APPENDIX B

WIRELESS RONIN TECHNOLOGIES, INC.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

(As amended and restated by the Board of Directors on April 4, 2013)

1.	Purpose of the Plan

The purpose of the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on the changing needs of the Company. The Board of Directors and senior management of Wireless Ronin Technologies, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards, Warrant, Dividend Equivalent or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of Wireless Ronin Technologies, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

(g) “Cause” shall mean: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2(h); or

(2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. Each member of the Committee shall be an “independent director” as determined in the NASDAQ Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Wireless Ronin Technologies, Inc. or any successor thereto. References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant. The existence of a Disability shall be determined by the Committee.

(n) “Dividend Equivalents” means any right granted under Section 13.

(o) “Eligible Person” shall mean any employee, officer, non-employee director or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(1) If the principal market for the Company Stock (the “Market”) is a national securities exchange or the NASDAQ Stock Market, the closing sale price reported on the date of the Award or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(2) In the event that paragraph (1) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 12 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”). A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’

results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (i) revenue; (ii) cash flow, (iii) earnings per share, (iv) income before taxes, or earnings before interest, taxes, depreciation and amortization, (v) return on equity, (vi) total shareholder return, (vii) share price performance, (viii) return on capital, (ix) return on assets or net assets, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction through advanced technology, (xx) brand recognition/acceptance, (xxi) product ship or sales targets, (xxii) customer segmentation or satisfaction; (xxiii) customer account profitability; or (xxiv) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Wireless Ronin Technologies, Inc. 2006 Amended and Restated Incentive Plan, as it may be amended from time to time.

(aa) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(bb) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

(cc) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(dd) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 10 hereof.

(gg) “Subsidiary” shall mean a company (whether a company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(hh) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

(ii) “Warrant” shall mean any right granted under Section 8 of the Plan.

3.	Stock Subject to the Plan

(a) Plan Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 1,720,000 shares. The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto. Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(2) To the extent that any Warrants, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Warrants, such shares shall again be available for grant under the Plan;

(3) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; and

(4) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.

Shares of Company Stock issued under the Plan may be either newly issued shares or reacquired shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of 1,720,000 shares.

(b) Individual Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 500,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled. Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4.	Administration of the Plan

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(4) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(6) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(7) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(8) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States, if any, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award, Warrant or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of an Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 14, waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 15, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made. Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 15, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6.	Options

The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options.

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b) Exercise Price.

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options.

(1) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(5) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options.

(1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “Parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.	Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price.

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR, which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted.

(b) Benefit Upon Exercise.

(1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR. Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs.

(1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(2) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b) hereof.

(3) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8.	Warrants

The Committee may grant Warrants pursuant to the Plan. Each Warrant shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Warrants shall comply with and be subject to the following terms and conditions:

(a) Identification of Warrants.

Each Warrant granted under the Plan shall be identified as such in the applicable Award Agreement.

(b) Exercise Price.

The exercise price-per-share of any Warrant granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Warrant is granted, except as permitted in connection with the issuance of Warrants in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Warrants.

(1) Except as provided in the Plan or in an Award Agreement, each Warrant shall remain exercisable until the expiration of ten (10) years from the date such Warrant was granted; provided, however, that each Warrant shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Warrant shall be exercisable in whole or in part; provided, however, that no partial exercise of an Warrant shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Warrant or the entire portion of the Warrant that is then exercisable. The partial exercise of a Warrant shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Warrant, the Award Agreement evidencing such Warrant shall be returned to the Participant exercising such Warrant together with the delivery of the certificates described in Section 8(c)(4) hereof.

(3) A Warrant shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Warrant in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Warrant and shall specify the number of shares of Company Stock with respect to which the Warrant is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of a Warrant shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Warrant is exercised.

(5) The Committee may at its sole discretion on a case-by-case basis, in any applicable agreement evidencing a Warrant, permit a Participant to transfer all or some of the Warrants to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

9.	Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards. In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units. The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions and conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting.

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates.

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(1) Except as otherwise provided in this Section 9 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Wireless Ronin Technologies, Inc. A copy of the Plan and Award Agreement is on file in the office of the Secretary of Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d) hereof.

(f) Failure to Vest.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his Restricted Stock becoming vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the Participant be returned to the Participant or (ii) a cash payment equal to the Restricted Stock’s Fair Market Value on the date of forfeiture, if lower be paid to the Participant.

(g) Voting Rights and Dividends.

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her. Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

10.	Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof. A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

11.	Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, Warrants or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options, Warrants or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date or the limits set forth in Section 3(b). A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus. Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

12.	Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures. With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded. Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards.

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures.

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria.

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment.

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose in the Award Agreement. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions.

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time. A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements.

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

13.	Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14.	Other Provisions Applicable to Awards.

(a) Change in Control.

(1) Acceleration of vesting.

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options, Stock Appreciation Rights and Warrants outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(2) Cash Payment for Options.

If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Award, and without the consent of any Participant affected thereby, may determine that:

(i) some or all Participants holding outstanding Awards will receive, with respect to some or all of the shares of Company Stock subject to such Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Awards; and

(ii) with respect to any granted and outstanding Award, the Fair Market Value of the shares of Company Stock underlying such Award is less than or equal to the exercise price per share of such Award as of the effective date of the applicable Change in Control and the Award, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate as to such shares and the Participants formerly holding such Awards will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Awards on such date, and the Participants formerly holding such Awards will have no further rights with respect to such Awards.

(3) Limitation on Change in Control Payments.

Any limitations on payments made due to a Change in Control shall be set forth in the Award Agreement.

(b) Suspension or Cancellation for Cause.

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee. If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture.

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Forfeiture for Financial Reporting Misconduct.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if the Participant is subject to automatic forfeiture under Section 304 of the Sarbanes – Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (which ever just occurred) of the financial document embodying such financial reporting requirement.

(e) Consideration of Awards.

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(f) Awards May Be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(g) No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(i) No Fractional Shares.

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(j) Forms of Payment Under Awards.

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States Dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(k) Limits on Transfer of Awards.

Subject to Sections 6(c), 7(c) and 8(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except as otherwise provided in Sections 6(c), 7(c) or 8(c), or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan. Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(l) Term of Awards.

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

15.	Adjustment Upon Changes in Company Stock

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, Warrant or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof.

16.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option, Warrant or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Option Warrant or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.	No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.	Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.

19.	Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

20.	Tax Matters

(a) Withholding. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

(b) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten (10) days thereof.

21.	Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Warrants, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

22.	No Obligation to Exercise

The grant to a Participant of an Option, Warrant, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Award.

23.	Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award.

24.	Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

25.	Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs, Warrants or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs, Warrants or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Warrants or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.	Compliance with Section 409A of the Code

Notwithstanding anything herein to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

27.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

28.	Effective Date of Plan

The Plan, as initially adopted, became effective on February 2, 2007 (the “Effective Date”), and the Plan, as amended and restated, shall be effective subject to approval by the shareholders of the Company.

29.	Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on the tenth (10th) anniversary of the effective date unless terminated earlier.

30.	Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31.	Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

32.	No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

APPENDIX C

WIRELESS RONIN TECHNOLOGIES, INC.

AMENDED AND RESTATED 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(As amended and restated by the Board of Directors on April 4, 2013)

1.	PURPOSE

The purpose of the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Non-Employee Director Stock Option Plan (the “Plan”) is to attract and retain the best available individuals to serve as Non-Employee Directors of the Company, to provide additional incentive to the Non-Employee Directors of the Company to serve as directors and to encourage continued service by such persons on the Board. The Company intends that the options granted hereunder shall not constitute incentive stock options within the meaning of Section 422 of the Code, as amended.

2.	DEFINITIONS

As used herein, the following definitions shall apply:

a.	“Act” means the Securities Act of 1933, as amended.

b.	“Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing the Option.

c.	“Board” means the Board of Directors of the Company.

d.	“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

e.	“Committee” means the Committee of the Board appointed by the Board to administer the Plan pursuant to Section 6.

f.	“Common Stock” means the Common Stock, $.01 par value per share, of the Company.

g.	“Company” means Wireless Ronin Technologies, Inc. or any successor thereto.

h.	“Continuous Service as a Non-Employee Director” means the absence of any interruption or termination of service as a Non-Employee Director. Continuous Service as a Non-Employee Director shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or Committee.

i.	“Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. The payment of fees to a Non-Employee Director shall not be sufficient in and of itself to constitute “employment” by the Company.

j.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

k.	“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries.

l.	“Option” means a stock option granted pursuant to the Plan.

m.	“Optioned Stock” means the Common Stock subject to an Option.

n.	“Optionee” means a Non-Employee Director who receives an option.

o.	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

p.	“Plan” means this Amended and Restated 2006 Non-Employee Director Stock Option Plan.

q.	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

r.	“Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

s.	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.

4.	GRANTS OF OPTIONS

The Committee acting in its absolute discretion (subject to Section 5) shall have the right to grant Options to Non-Employee Directors under this Plan from time to time, but the Committee shall not (subject to Section 12) take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the exercise price of any outstanding Options absent the approval of the Company’s Shareholders.

5.	OPTION TERMS AND CONDITIONS

The terms and conditions of an Option granted hereunder shall be as follows:

a.	The term of each Option shall be for no more than ten (10) years, subject to Sections 12, 13 and 14 hereof.

b.	Unless otherwise provided in the Award Agreement, if an Optionee ceases to serve as a Non-Employee Director, the remainder of an Option not then exercisable shall lapse and be forfeited.

c.	The Option, once exercisable, shall be exercisable only while the Non-Employee Director serves as a Non-Employee Director of the Company, and for a period of twelve (12) months after ceasing to be a Non-Employee Director pursuant to Section 10(b) hereof.

d.	The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, as determined in accordance with Section 9(a) hereof.

6.	ADMINISTRATION

a.	Administration. Except as otherwise required herein, the Plan shall be administered by the Board or a Committee of the Board.

b.	Powers of the Board or Committee. Subject to the provisions and restrictions of the Plan, the Board or Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 9(a) hereof, the fair market value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan. On a case-by-case basis, the Board or Committee, in its sole discretion, may: (i) accelerate the schedule of the time or times when an Option granted under the Plan may be exercised; and (ii) extend the duration of any Option granted under the Plan, subject to Section 5(a).

c.	Effect of Board or Committee Decision. All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

d.	Suspension or Termination of Option. If the Board or Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee’s right to exercise any Option pending a determination by the Board or Committee (excluding the Non-Employee Director accused of such misconduct). If the Board or Committee (excluding the Non-Employee Director accused of such misconduct) determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company’s rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee’s estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee (excluding the Non-Employee Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee’s behalf at a hearing before the Board or Committee.

7.	ELIGIBLE NON-EMPLOYEE DIRECTORS

Options may be granted only to Non-Employee Directors. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Non-Employee Director or nomination to serve as a Non-Employee Director, nor shall it interfere in any way with any rights which a Non-Employee Director or the Company may have to terminate such person’s service on the Board at any time.

8.	TERMINATION OF PLAN

This Plan was originally adopted by the Board effective April 15, 2006 and shall continue in effect until April 14, 2016.

9.	FAIR MARKET VALUE AND FORM OF CONSIDERATION

a.	Fair Market Value. “Fair Market Value” shall mean, with respect to a share of Common Stock on an applicable date:

i.	If the principal market for the Common Stock (the “Market”) is a national securities exchange or the NASDAQ Stock Market, the closing sale price reported on the date of grant or, if no reported sales take place on such date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding such date; or

ii.	In the event that paragraph (i) above does not apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee or Board in a manner consistently applied.

b.	Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or such other form of consideration as the Board or Committee may determine, in its sole discretion, to be appropriate for payment, including but not limited to other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, or any combination of such methods of payment, or any cashless exercise procedures that are, from time to time, approved by the Committee or Board.

10.	EXERCISE OF OPTIONS

a.	Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

i.	An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is being exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided in Section 12 hereof.

ii.	Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.

b.	Termination of Status as a Non-Employee Director. If an Optionee ceases to serve as a Non-Employee Director, the Optionee may, but only within twelve (12) months after the date the Optionee ceases to be a Non-Employee Director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

c.	Death of Optionee. In the event of the death of an Optionee occurring:

i.	during the term of the Option, and provided that the Optionee was at the time of death a Non-Employee Director of the Company and had been in Continuous Service as a Non-Employee Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a Non-Employee Director for twelve (12) months after the date of death; or

ii.	within thirty (30) days after the termination of Continuous Service as a Non-Employee Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a Non-Employee Director.

11.	TRANSFERABILITY OF OPTIONS

The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Option (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, if any, contained in any Award Agreement, and any Change in Control or similar provisions of any Award Agreement), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Options under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Options, and (iii) the purchase or exercise price with respect to any Option.

Any adjustments to an Option under this Section 12 shall be accomplished in a manner that permits the Option to be exempt from Code Section 409A.

13.	CHANGE IN CONTROL PROVISIONS

a.	Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the fullest extent of the original grant.

b.	For purposes of the Plan, a “Change in Control” means the happening of any of the following events:

i.	An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subparagraph (i) of this subsection (b); or

ii.	A change in the composition of the Board such that the individuals who, as of the effective date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13(b), that any individual who becomes a member of the Board subsequent to the effective date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

iii.

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

iv.	The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

c.	If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Option, and without the consent of any Optionee affected thereby, may determine that:

i.	some or all Optionees holding outstanding Options will receive, with respect to some or all of the Shares subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options; and

ii.	with respect to any granted and outstanding Option, the Fair Market Value of the Shares underlying such Option is less than or equal to the exercise price per share of such Option as of the effective date of the applicable Change in Control and the Option, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (c), then as of the effective date of any such Change in Control of the Company such Options will terminate as to such shares and the Optionees formerly holding such Options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (c), then as of the effective date of any such Change in Control of the Company such Options will terminate, become void and expire as to all unexercised Shares subject to such Options on such date, and the Optionees formerly holding such Options will have no further rights with respect to such Options.

14.	AMENDMENT AND TERMINATION OF THE PLAN

a.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Award Agreements under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to the rules of any stock exchange or NASDAQ or similar regulatory body to which the Company is then subject at the time of the amendment and the Board determines that continued satisfaction of such requirements is necessary or desirable. No termination, suspension or amendment of the Plan may adversely affect any outstanding

Award Agreement without the consent of the affected Optionee; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 6(b), 12 and 13 of the Plan.

b.	If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 promulgated under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange or NASDAQ, then such amendment shall be approved by the holders of a majority of the Company’s common stock present in person or represented by proxy at the meeting during which shareholder approval of the amendment is sought.

15.	CONDITIONS UPON ISSUANCE OF SHARES

a.	Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of NASDAQ or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b.	Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Award Agreements granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Act and any applicable state or foreign securities laws or an exemption from such registration under the Act and applicable state or foreign securities laws; and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Board or Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.	RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.	OPTION AGREEMENT

Options shall be evidenced by written Award Agreements in such form as the Board or Committee shall approve.

18.	INFORMATION TO OPTIONEES

The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

19.	RIGHTS AS A SHAREHOLDER

No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to the Plan until the date that the Non-Employee Director becomes the registered owner of Common Stock. Except as otherwise expressly provided in Section 12 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

20.	NO SPECIAL RIGHTS; NO RIGHT TO OPTION

a.	Nothing contained in the Plan or any Award Agreement shall confer upon any Non-Employee Director any right with respect to the continuation of his or her service as a Non-Employee Director or interfere in any way with the right of the Company at any time to terminate such service or to increase or decrease the compensation of the Non-Employee Director from the rate in existence at the time of the grant of an Option.

b.	No person shall have any claim or right to receive an Option hereunder. The Committee’s granting of an Option to a Non-Employee Director at any time shall neither require the Committee to grant an Option to such Non-Employee Director or any other Non-Employee Director or other person at any time nor preclude the Committee from making subsequent grants to such Non-Employee Director or any other Non-Employee Director.

21.	SECURITIES MATTERS

a.	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

b.	The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Common Stock are traded.

22.	COMPLIANCE WITH RULE 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

23.	TAX MATTERS

Withholding. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Non-Employee Director shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Option, or any disposition of shares of Common Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Non-Employee Director under such Option or by tendering a Non-Employee Director’s previously acquired shares.

24.	NO OBLIGATION TO EXERCISE

The grant to a Non-Employee Director of an Option shall impose no obligation upon such Non-Employee Director to exercise such Option.

25.	TRANSFERS UPON DEATH

No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Non-Employee Director and to be bound by the acknowledgments made by the Non-Employee Director in connection with the grant of the Option.

26.	EXPENSES AND RECEIPTS

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

27.	COMPLIANCE WITH SECTION 409A OF THE CODE

Notwithstanding anything herein to the contrary, any Option that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Non-Employee Director holding such Option.

28.	FAILURE TO COMPLY

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Non-Employee Director (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Award Agreement, unless such failure is remedied by such Non-Employee Director (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion, may determine. No Non-Employee Director will have rights under an Option granted to such Non-Employee Director unless and until an Award Agreement shall have been duly executed on behalf of the Company.

29.	SEVERABILITY OF PROVISIONS

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

30.	APPLICABLE LAW

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY WIRELESS RONIN TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS JUNE 6, 2013, 3:30 P.M.			For	Withhold	For All Except

The undersigned shareholder of Wireless Ronin Technologies, Inc., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated April 26, 2013, and hereby appoints Scott W. Koller and Darin P. McAreavey, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Wireless Ronin Technologies, Inc. to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota 55402, on June 6, 2013, at 3:30 p.m. central time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Wireless Ronin Technologies, Inc. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

		1.	To elect five directors for the ensuing year and until their successors shall be elected and duly qualified. ☐	☐	☐
		01 02 03	Stephen F. Birke 04 Kent O. Lillemoe Michael C. Howe 05 Howard P. Liszt Scott W. Koller
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

				For	Against	Abstain
		2.	To approve the amendment to our Articles of Incorporation, as amended.	☐	☐	☐

				For	Against	Abstain
Please be sure to date and sign this proxy card in the box below	Date	3.	To approve the amendment to our Amended and Restated 2006 Equity Incentive Plan.	☐	☐	☐

				For	Against	Abstain
Shareholder Sign above	Co-holder (if any) sign above
Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.		4.	To approve the amendment to our Amended and Restated 2006 Non-Employee Director Stock Option Plan.	☐	☐	☐
				For	Against	Abstain
		5.	Advisory approval of executive compensation.	☐	☐	☐
			Every Year	Every Other Year	Every Three Years	Abstain
		6.	Advisory vote on frequency of shareholder approval of executive compensation. ☐	☐	☐	☐
				For	Against	Abstain
		7.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2013.	☐	☐	☐

		8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 7 AND EVERY THREE YEARS ON PROPOSAL 6. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

WIRELESS RONIN TECHNOLOGIES, INC.

Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345

FOLD HERE — PLEASE DO NOT DETACH — PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.